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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 20, 2006
                                                         ----------------

                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                0-26059                                   68-0121636
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        (Commission File Number)               (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah                  84128
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  (Address of Principal Executive Offices)                  (Zip Code)


                                  801.963.5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events

         Corrective Press Releases Issued
         --------------------------------

         On April 20, 2006, CirTran Corporation (the "Company"), issued two press releases to make certain corrections to press releases issued April 12 and April 17, 2006. All four press releases are attached hereto as exhibits.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits.
                  --------

                  99.1 Press Release dated April 12, 2006 ("CirTran Celebrates 'Successful Conclusions' of Litigations, Now Set to File 10-KSB for Fiscal 2005 with SEC This Week")

                  99.2 Press Release dated April 17, 2006 ("CirTran Reports Record Sales, Strong Overall Improvement in 10-K Filing")

                  99.3 Press Release dated April 20, 2006 ("CirTran Corporation issues Correction to April 12, 2006, Press Release")

                  99.4 Press Release dated April 20, 2006 ("CirTran Corporation issues Correction to April 17, 2006, Press Release")



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CirTran Corporation


Date:      April 20, 2006                 By:  /s/ Iehab Hawatmeh
      ------------------------               -----------------------------------
                                             Iehab J. Hawatmeh, President




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